                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                                 March 21, 1997

                         Commission File Number: 0-9969


                            Century Industries, Inc.
-------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

       District of Columbia                                  54-1100941
-------------------------------------------------------------------------------
 (State or other jurisdiction of                         (I.R.S. Employer
  incorporation of organization)                         Identification No.)

       45034 Underwood Lane
          Sterling, Va.                                         20166
        (Mail) P.O. Box 319
          Sterling, Va.                                         20167
-------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)

      Registrant's telephone number, including area code: (703) 471-7606.

Securities registered pursuant to Section 12 (b) of the Act: None Securities registered pursuant to Section 12 (g) of the Act: Common Stock, par value $.001 per share
                                               Name of each exchange on
      Title of each class                          which registered
      -------------------                        --------------------
      Common Voting Stock                       NASDAQ Bulletin Board

          Securities registered pursuant to Section 12(g) of the Act:

                    Common Stock (Par Value $.001 per share)
                    ----------------------------------------
                                (Title of Stock)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 of 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                      (1) Yes   X   No
                              -----    ----
                      (2) Yes   X   No
                              -----    ----

ITEM 5. Other Events

         The Registrant is filing consolidated financial statements of the Registrant dated November 30, 1996, prepared with the assistance of its parent and subsidiary certifying accountants.


                                   SIGNATURES

         In accordance with the requirements of the Exchange Act, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

March 21, 1997

                       Century Industries, Inc.



                       ----------------------------------------------------
                       Theodore L. Schwartzbeck, President & CEO

FINANCIAL STATEMENTS


In the opinion of management of Century Industries, Inc. (the Company), the accompanying unaudited interim consolidated financial statements contain all adjustments necessary for a fair presentation of the Company's financial condition as of November 30, 1996 and the results of its operations for the eleven months ended November 30, 1996 .

The accompanying unaudited consolidated financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and note disclosures normally included in annual financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to those rules and regulations, although the Company's management believes that the disclosures and information presented are adequate and not misleading. Reference is made to the detailed financial statement disclosures which should be read in conjunction with this report and are contained in the notes to consolidated financial statements included in the Company's Annual report on Form 10-KSB for the year ended December 31, 1995. Certain items in prior period consolidated financial statements have been reclassified, where appropriate, to conform with the November 30, 1996 presentation.

                   CENTURY INDUSTRIES, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
                               NOVEMBER 30, 1996
                                  (UNAUDITED)

                                     ASSETS

 CURRENT ASSETS
  Cash                                                       $   240,305
  Account Receivable - Trade (Net of allowance                 1,580,005
  for doubtful accounts of $ 20,000)
  Inventory                                                      103,000
  Marketable Securities                                           97,416
  Employee Advances                                              123,520
  Stockholder Advances                                            89,783
  Other Current Assets                                           240,911
                                                             -----------
Total Current Assets                                           2,474,940
                                                             -----------

 LONG TERM ASSETS
  Software and Computer Equipment                              1,486,722
  Furniture and Fixtures                                         761,757
  Machinery and Equipment                                        801,671
  Transportation Equipment                                       176,090
  Leasehold Improvements                                         169,535
                                                             -----------
                                                               3,395,775
 Less: Accumulated Depreciation                               (1,517,809)
                                                             -----------
 Net Long Term Assets                                          1,877,966
                                                             -----------

OTHER ASSETS
  Investments                                                    368,027
  Deferred Tax Assets-Non Current                                149,000
  Deferred Offering Costs                                        109,344
  Deferred Acquisition Costs                                     379,153
  Security Deposits                                               60,250
  Goodwill (Net of accumulated amortization of $13,444)        1,757,244
  Other Assets                                                    70,490
                                                             -----------
Total Other Assets                                             2,893,508
                                                             -----------

 TOTAL ASSETS                                                $ 7,246,414
                                                             -----------



                 See accompanying notes to financial statements

                   CENTURY INDUSTRIES, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
                                NOVEMBER 30,1996
                                  (UNAUDITED)


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Accounts Payable-Trade                               $ 1,485,387
   Accounts Payable-Other                                    39,287
   Notes Payable                                            640,386
   Income Taxes Payable - Current Portion                    10,705
   Accrued Expense                                           85,166
   Other Deferred Credits                                   436,917
                                                        -----------
Total Current Liabilities                                 2,697,848
                                                        -----------
LONG TERM NOTES PAYABLE, LESS CURRENT PORTION               694,499
                                                        -----------

TOTAL LIABILITIES                                         3,392,347
                                                        -----------


STOCKHOLDERS' EQUITY
   Preferred Stock, Convertible, $ .0001 par value,
     1,200,000 shares authorized,
     None issued or outstanding                                   -
   Common Stock, Class A, $.001 par value
     25,000,000 shares authorized,
     3,096,000 issued and outstanding                         3,096
   Common Stock, Class B, $.001 par value,
      25,000,000 shares authorized,
      2,500,000 issued and outstanding                        2,500
   Additional Paid in Capital                             4,247,320
   Minority Interest                                         33,837
   Retained Earnings(Deficit)                              (432,686)
                                                        -----------
   Total Stockholders' Equity                             3,854,067
                                                        -----------

   TOTAL LIABILITES AND STOCKHOLDERS' EQUITY            $ 7,246,414
                                                        -----------


                 See accompanying notes to financial statements

                  CENTURY INDUSTRIES, INC AND SUBSIDIARIES
                     CONSOLIDATED STATEMENT OF OPERATION
                FOR THE ELEVEN MONTHS ENDED NOVEMBER 30,1996
                                 (UNAUDITED)

                                            STEEL           INSURANCE           CLAIMS               PARENT
                                           PRODUCTS        (DEVELOPMENT       PROCESSING           HOLDING CO.        TOTAL
                                                              STAGE)
REVENUES                                $ 2,476,143                           $ 10,169,646                         $ 12,645,789

COST OF SALES                             1,793,660                              3,945,428                            5,739,088

GROSS PROFIT                                682,483                              6,224,218                            6,906,701

OPERATING COSTS

SELLING, GENERAL & ADMINISTRATIVE                                                5,647,631                            5,647,631
PAYROLL EXPENSE                             366,428                                                                     366,428
PROFESSIONAL FEES                            18,771       $    46,481                                                    65,252
AUTO, TRAVEL AND ENTERTAINMENT               25,350            38,913                                                    64,263
AMORTIZATION AND DEPRECIATION                 7,703             4,817              119,167                              131,687
OFFICE AND MISCELLANEOUS                    131,864           240,912                                116,762            489,538

TOTAL OPERATING COSTS                       550,116           331,123            5,766,798           116,762          6,764,799

OTHER INCOME (EXPENSES)

OTHER INCOME (EXPENSES)                      (8,070)            7,646             (147,004)                            (147,428)
GAIN ON SALE OF FIXED ASSETS                 75,000                                                                      75,000
INTEREST EXPENSE                            (30,113)                                                                    (30,113)

TOTAL OTHER INCOME (EXPENSE)                 36,817             7,646             (147,004)                            (102,541)

INCOME (LOSS) BEFORE TAXES              $   169,184       $  (323,477)        $    310,416       $   (116,762)     $     39,361

                                 (continued)

                See accompanying notes to financial statements

                    CENTURY INDUSTRIES, INC AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE ELEVEN MONTHS ENDED NOVEMBER 30,1996
                                  (UNAUDITED)

                                  (CONTINUED)

TOTAL INCOME (LOSS) BEFORE TAXES                                     $  39,361

PROVISION (BENEFIT) FOR TAXES                                          (51,043)

NET INCOME BEFORE PRE-ACQUISITION EARNINGS ADJUSTMENT                   90,404

LESS: D.C. PARTNERS PRE-ACQUISITION EARNINGS
      FOR THE NINE MONTHS ENDED 9/30/96                               (212,597)

             NET INCOME (LOSS)                                        (122,193)

             PREFERRED STOCK DIVIDENDS OF SUBSIDIARIES                (180,420)

             NET INCOME (LOSS) AVAILABLE FOR COMMON STOCKHOLDERS     $(302,613)

                              EARNINGS (LOSS) PER SHARE              $   (0.05)





                 See accompanying notes to financial statements

                   CENTURY INDUSTRIES, INC. AND SUBSIDIARIES
                         NOTES TO FINANCIAL STATEMENTS
                                NOVEMBER 30,1996

1)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION
Century Industries, Inc. (the Company) was incorporated in the District of Columbia in 1993 and is the parent holding company for its subsidiaries, Century Steel Products, Inc., D.C.Partners Ltd., U.S. Insurance Brokers, Inc. and U.S. Auto Owners Coverage Association, Inc.

Century Steel Products, Inc. (CSP), which was incorporated in Virginia in 1979 acquired by the Company-in in 1993, manufactures and fabricates steel products used in the construction industry. CSP sells its services and products nationwide, primarily along the east coast from its sales and manufacturing plant located in Sterling, Virginia. CSP grants credit to customers in the construction industry. Consequently, CSP's ability to collect the amounts due from customers is affected by economic fluctuations in the construction industry

U.S. Auto Owners Coverage Association, Inc. (USAOCA), which was incorporated in the District of Columbia in 1994, provides insurance products to national membership organizations through its subsidiary, U.S. Insurance Brokers, Inc.
(USIB). USAOCA owns 100% of the common stock of USIB. USAOCA was acquired by the Company from a stockholder-officer of the Company on December 31, 1995 in exchange for 1,000,000 shares of the Company's convertible preferred stock.

USIB, which was incorporated in the District of Columbia on April 27, 1995, is a development stage life and casualty insurance agent which markets full service association life, automobile, homeowner and health insurance plans, and life insurance company-managed financial products to various associations and other membership-based organizations.

Scibal Associates, Inc. (Scibal), which is owned by D.C. Partners Ltd Inc. (D.C. Partners), operates as a third party claims administrator (TPA) processing a wide range of claim types including medical, workers' compensation, general liability, product liability, professional malpractice and other insurance claims for its clients throughout the United States. D.C. Partners was acquired and merged into USIB effective September 30, 1996. (See
Note 2 below.)

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

PRINCIPLES OF CONSOLIDATION
The consolidated financial statements include the accounts of Century Industries, Inc. and its subsidiaries, CSP , USIB, DC Partners and USAOCA. The Company owns approximately 80% of CSP's common stock and 100% of USAOCA's ; USIB's and D.C. Partners's common stock. All material intercompany accounts and transactions have been eliminated. Minority interests in a subsidiary are recognized to the extent that the minority interests in equity capital are positive. When losses applicable to minority interests exceed minority interest in equity capital, the excess is charged against the Company's interest. Subsequent minority interest earnings are credited to the Company to the extent of minority interest losses previously absorbed. In the year of acquisition, a subsidiary's income and expenses are included in the consolidated statement of operations for the total period reported and then deducting the amount that the company was not part of the consolidated period reported with the net effect that only the of post-acquisition activity is included in the consolidated financial statements.

                   CENTURY INDUSTRIES, INC. AND SUBSIDIARIES
                         NOTES TO FINANCIAL STATEMENTS
                               NOVEMBER 30, 1996


PRINCIPLES OF CONSOLIDATION (continued)
D C Partners was acquired by USIB on September 30, 1996. Therefore its results of operations are included in the consolidated statements of operations for the eleven months ended November 30, 1996. Its assets and liabilities as of November 30, 1996 are included in the related balance sheet.

ACQUISITIONS AND GOODWILL
The consolidated financial statements include the net assets of businesses purchased and recorded at cost, which was measured by the fair value of consideration given or net assets received, whichever was more clearly evident, at the acquisition date, The excess of acquisition costs over the fair value of net assets acquired has been allocated to and is included in goodwill. Goodwill is amortized on a straight-line basis over 15 years. Management periodically reviews the business environment of its aquirees for potential impairment writedowns.

FURNITURE, EQUIPMENT AND LEASEHOLD IMPROVEMENTS
Furniture, equipment and leasehold improvements are stated at cost. For financial reporting, depreciation and amortization are provided using straight-line and double-declining balance methods and the following estimated useful lives:

        Software and computer equipment           5-7 YEARS
        Furniture and fixtures                    5-7 YEARS
        Machinery and equipment                   7-10 YEARS
        Transportation equipment                  3-7 YEARS
        Leasehold improvements                    10-27 YEARS

For income tax purposes, depreciation is computed using the accelerated cost recovery system and the modified accelerated cost recovery system Expenditures for major renewals and betterment that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

INCOME TAXES
Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the bases of allowances for doubtful accounts and fixed assets for financial and income tax reporting. The deferred tax assets and liabilities represent the future tax return consequences of those differences which will either be taxable or deductible when the assets and liabilities are recovered or settled. Deferred taxes also are recognized for operating losses that are available to offset future federal and state income taxes The Company files consolidated income tax returns.

REVENUE RECOGNITION
Steel Products
Revenue is recognized on steel products when the products are shipped to customers. Revenue is recognized on fabrication projects as contract line- item task are completed. Line-item tasks are generally short- term in nature. Accordingly, expenses are recognized when incurred. Losses are recognized when reasonable estimates of the amount of loss can be made. The Company periodically reviews the credit, collection and sales allowance history and status of its customers and provides for potential losses

Development Stage Insurance Operations
Commissions from insurance contracts generated by USAOCA's subsidiary are recognized as insurance premiums when collected by the insurance carriers.

                   CENTURY INDUSTRIES, INC. AND SUBSIDIARIES
                         NOTES TO FINANCIAL STATEMENTS
                                NOVEMBER 30,1996


REVENUE RECOGNITION (continued)
Claims Administration
Scibal contracts with its clients to process various types of casualty claims. Generally, the contracts provide that for an agreed upon annual fee, Scibal will administer up to a specified number of claims. Scibal recognizes this revenue on a pro rata basis throughout the billing year. If fewer than the estimated number of claims are administered, Scibal is entitled to the full amount of the contract. In the event more claims than estimated are administered, the client will be billed extra based on a predetermined amount per file, per file type, per state. Additionally, if a file remains open for more than two years, Scibal is entitled to an additional fee for the file on a one-time basis. Revenue from these situations is recognized when the contractual criteria are met.

Scibal derived approximately 18% of its total revenues for the eleven months ended November 30, 1996 from one customer.

EARNINGS PER SHARE
Earnings per share is based on the weighted average number of shares of common stock and common stock equivalents outstanding during each period. Earnings per share is computed using the treasury stock method. The warrants to purchase shares of common stock are assumed to be outstanding for all periods presented.

2)ACQUISITION OF D.C. PARTNERS, LTD., INC.
On June 30, 1996, the Company entered into a "Plan and Agreement of Reorganization and "Capitalization" (Agreement) through its wholly-owned subsidiary U.S. Insurance Brokers (USIB), with D.C. Partners, Ltd. , Inc. (D C. Partners). The Agreement called for the acquisition by USIB of D.C. Partners in two phases. The first phase was the purchase for $700,000 of 49% of the equity in D.C. Partners as represented by its Series B Common Stock. The Series B Common Stock, although representing 49% of the equity in D.C. Partners, has only 4.9% of the total voting power.

In the second phase of the acquisition, which was originally to be completed by June 30, 1997, the remaining equity and voting stock in D.C. Partners were to be surrendered to the Company in exchange for 820,000 shares of the voting common stock of the Company plus a cash payment of $3,000,000. On September 30, 1996, the Agreement was amended and the remaining stock purchased was accelerated. On November 13,1996 the Agreement was further amended to replace the unpaid $ 2,000,000 remaining with a warrant for 727,272 shares of the Company's Class B Common Stock, valued at $ 2.75 per share, with demand registration rights attached thereto, beginning December 31, 1997.

In addition, the majority stockholder of D.C. Partners shall receive 50,000 options for his efforts and costs incurred in completing this transaction.

                   CENTURY INDUSTRIES, INC. AND SUBSIDIARIES
                         NOTES TO FINANCIAL STATEMENTS
                                NOVEMBER 30,1996



3)      D.C. PARTNERS DISCLOSURES

RETIREMENT PLAN
D.C. Partners has in effect a 401 k plan covering substantially all eligible employees. For the eleven months ended November 30, 1996, D.C. Partners has elected not to match certain "pre-tax contributions" made by employees.

INVESTMENTS
D.C. Partners has interests in certain long-term investments, which are carried at cost. Included in the balance of investments at November 30, 1996 is the following:

          Receivable from related corporation                   $ 235,527
          Investment in Third Party Administrative Company         45,000
          Marketable securities investment fund                    30,000
                                                                ---------
                                                                $ 310,527
                                                                ---------

D.C. Partners has a minority stock position in a corporation which owns an office building. For a portion of both 1995 and 1996 the office building was vacant, during which time DCP funded the debt service and maintenance costs of the property, which has been booked as a receivable. The property is for sale, and DCP feels that its receivable will be collected when it is sold.

    STOCKHOLDER ADVANCES
    All amounts due from stockholders are unsecured and non-interest bearing

                Commitment and Contingencies
                Notes Payable
                D.C. Partners has the following notes payable at November 30, 1996:
                    Note payable, maturing Sept. 2001, collateralized by accounts receivable, interest rate at prime rate plus 1% adjusted
                      quarterly, principal payment of $8,333 per month                  $ 483,333

                  Guidance line payable, $250,000 maximum credit,
                      collateralized by computer equipment, term of three
                      years, interest rate at prime rate plus 1%
                      adjusted quarterly, principal payment of $5,963 per month           195,369

                    Capital lease obligation with a term of three years,
                       imputed interest rate of 5.5%, principal and interest
                       payment of $10,614 per month                                       247,617

                    Capital lease obligation with a term of three years,
                       imputed interest rate of 12.5%, principal and interest
                       payment of $2,987 per month                                         65,822
                                                                                       ----------
                                                                                          992,141
             Less: Current portion                                                       (297,642)
                                                                                       ----------
                                                                                        $ 694,499
                                                                                       ----------

                  CENTURY INDUSTRIES, INC. AND SUBSIDIARIES
                        NOTES TO FINANCIAL STATEMENTS
                               NOVEMBER 30,1996


3) D.C. PARTNERS DISCLOSURES (CONTINUED)

COMMITMENT AND CONTINGENCIES (CONTINUED)
Line of Credit
D.C. Partners maintains a $200,000 line of credit with a bank in order to meet seasonal working capital requirements and other financing needs as they arise. At November 30, 1996, the balance of short-term borrowings on this line totaled $100,000, which is due on demand with interest at the prime rate. The line is renewable annually, expires in September 1997, and is secured by accounts receivable and other assets.

Computer Lease
On August 17, 1995, Scibal/DCP filed suit in the Superior Court of New Jersey against a computer equipment vendor and its assignees maintaining that the vendor knowingly leased them obsolete, substandard equipment which the vendor knew to be inadequate for DCP's needs. In addition, DCP claims that the vendor has knowingly and substantially overcharged for this equipment. DCP is seeking to recover damages and costs related to this lease and to be relieved of any future obligations under the lease. As of November 30, 1996, corporate counsel is not able to express an opinion as to the possible outcome of the suit.

Building Leases
D.C. Partners and its subsidiary, Scibal, lease office space under operating leases with terms expiring through January 2001.

   Future minimum payments under these leases are as follows:

                                         1997                     $ 314,275
                                         1998                       231,314
                                         1999                       197,420
                                         2000 and thereafter        263,227
                                                                 ----------
                                                                 $1,006,236
                                                                 ----------

Subcontract
DCP contracts with other TPAs to process certain claims in other states. In states with an unknown, or low volume of expected claims, these Associate offices are paid on a per-claim basis as incurred. For states with expected high volumes of claims, the Associate offices are paid a fixed monthly amount for up to the estimated number of claims to be processed annually.

Imprest Funds.
As a TPA, DCP maintains cash accounts, funded by deposits clients, in order to pay claims.The clients maintain a balance of approximately $4,300,000 of these funds with DCP, and for the eleven months ended November 30, approximately
$ 70,000,000 of claim payments had been made by DCP on behalf of its clients. DCP reconciles these accounts and as of November 30,1996 there was a reconciliation clearing balance of less than 1% of the total funds managed representing as-yet unreconciled differences.

                   CENTURY INDUSTRIES, INC. AND SUBSIDIARIES
                         NOTES TO FINANCIAL STATEMENTS
                                NOVEMBER 30,1996



4)      INCOME TAXES
          The provision (benefit) for taxes consists of the following:

                                           For the Eleven Months
                                            Ended November 30
                                            -----------------


                                                    1996
                                                    ----
                       Current
                                 Federal         $(1,419)
                                 State            (1,024)
                                                  -------
                                                  (2,443)

                         Deferred                (48,600)
                                                $(51,043)

  Deferred tax assets resulted primarily from the Company's net operating loss of the period ending November 30, 1996, which is available to offset future taxable income. The related deferred tax asset of $233,200 has been reduced by a valuation allowance of $185,600. Other deferred tax assets resulted from the tax bases of trade accounts receivable exceeding their bases for financial reporting by the amount of the allowance for doubtful accounts, the tax bases of fixed assets exceeding their bases for financial reporting, and from approximately $4,200 of charitable contributions available to offset future taxable income. The net operating loss carryforward will expire in 2011, and the charitable contributions carryforward will expire in 2000.

  Net deferred tax assets consisted of the following at November 30, 1996.


      Total deferred tax liabilities               $    -
      Total deferred tax assets                      244,300
      Total valuation allowance                     (185,600)
                                                     $58,700

  Of the net deferred tax assets at November 30, 1996, $9,200 were included in other current assets, and $49,500 were included as other assets, respectively.

  USAOCA had a net loss for the year ended December 31, 1995 in the amount of $113,000. The Company may use the loss to offset future USAOCA taxable income. Due to the uncertainty of being able to use the loss carryforward of $113,000, the related deferred tax asset has been reserved in full.

  At November 30, 1996, D C. Partners had a current income tax liability of $3,631.

5)      RELATED PARTY TRANSACTIONS
For the eleven months ended November 30, 1996, USIB and USAOCA advances to stockholder-officers of the Company and an affiliated party totaled $89,783, having been reduced from $160,600 at the end of the 3rd quarter..

                   CENTURY INDUSTRIES, INC. AND SUBSIDIARIES
                         NOTES TO FINANCIAL STATEMENTS
                               NOVEMBER 30, 1996




6) STOCKHOLDERS' EOUITY
CSP declared dividends to its preferred stockholders in the amount of $ 7,800 for the eleven months ended November 30, 1996.

USIB declared dividends to its preferred stockholders in the amount of $172,620 for the eleven months ended November 30, 1996.

          Shares of common stock were reserved at November 30, 1996 for the following:


                                                                                        Class A            Class B
                 Conversion of a warrant for 1,000,000 shares CNTI
                 preferred stock into CNTI Class A common stock                        1,000,000

                 Options to be issued pursuant to the "Plan and
                 Agreement of Reorganization and Capitalization"                          50,000

                 Exercise of 727,272 outstanding warrants exercisable subsequent to September 30, 1997 in conjunction with D.C. Partners
                 acquisition                                                                               727,272

                 Conversion of 500,000 shares warrant into CNTI
                 Class B common shares                                                                     500,000

                 Conversion of 500,000 shares warrant into CNTI
                 Class A common shares                                                    500,000


                                                                                        1,550,000        1,227,272
                                                                                        ---------        ---------

                   CENTURY INDUSTRIES, INC. AND SUBSIDIARIES
                         NOTES TO FINANCIAL STATEMENTS
                               NOVEMBER 30, 1996




  7) LEASE COMMITMENTS

  CSP and USAOCA conduct their business operations from separate leased facilities. CSP also leases two vehicles with leases expiring in 1997.

  Future minimum lease commitments approximate:

                            1997                           $ 54,000
                            1998                             45,000
                            1999                             47,000
                            2000                              8,000
                                                          ---------
                                                           $154,000
                                                          ---------

  Total facilities and equipment rent expense for CSP was approximately
  $65,000.



  8) NOTES PAYABLE
  CSP has a demand note dated July 1995, maturing December 2001. Monthly payments are required consisting of principal of $4,000 plus accrued interest calculated at 1.5% over prime (9.75% at November 30, 1996). The note is secured by all of CSP's assets (which amount to substantially all of the Company's assets) and is guaranteed by a stockholder-officer of the Company.

  At November 30, 1996, the future stated maturities of principal are as follows:

                                1996                $   4,000
                                1997                   48,000
                                1998                   48,000
                                1999                   48,000
                                2000                   48,000
                                2001                   46,000
                                                     --------
                                                     $242,000
                                                     --------


  Interest cost, none of which was capitalized, was approximately $30,000 for the eleven months ended November 30, 1996.



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

                   CENTURY INDUSTRIES, INC. AND SUBSIDIARIES
                          STATEMENT OF COMPUTATION OF
                               EARNINGS PER SHARE


                                                                           FOR THE ELEVEN MONTHS
                                                                            ENDED NOVEMBER 30

                                                                                   1996
      EARNINGS PER SHARE

      Net Income before pre-acquisition earnings adjustment                 $     90,404
      Less: D.C.Partners pre-acquisition earnings for the nine
                 months ended 9/30/96                                           (212,597)
                                                                            ------------
           Net Income(loss)                                                     (122,193)

          Dividends on Preferred stock                                          (180,420)
                                                                            ------------

      Total adjusted net income (loss)                      (I)             $   (302,613)
                                                                            ------------

      Total adjusted weighted-average shares
         outstanding                                        (II)               5,596,000
                                                                            ------------

      Earnings (loss) per share(I divided II)                                     (0.05)
                                                                            ------------





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